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---------------------------  ----------------  ---------------  ---------------  ---------------  --------------  ----------------
         Deal Name                 2/28             3/27             5/25             Fixed            Other         Aggregate
---------------------------  ----------------  ---------------  ---------------  ---------------  --------------  ----------------
            Date                  9/1/05           9/1/05           9/1/05           9/1/05           9/1/05           9/1/05
           Issuer                  WMLT             WMLT             WMLT             WMLT             WMLT             WMLT
         Originator                WMC               WMC              WMC              WMC              WMC             WMC
          Servicer                HomeEq           HomeEq           HomeEq           HomeEq           HomeEq           HomeEq
      Master Servicer              N/A               N/A              N/A              N/A              N/A             N/A
      Loss Mit Advisor             N/A               N/A              N/A              N/A              N/A             N/A
        Pool Balance          532,446,483.89    25,757,208.20    22,854,384.87   124,357,404.85    1,688,686.01    707,104,167.82
         # of loans               2,051              99               87              1,413              6             3,656
      Avg Loan Balance          259,603.36       260,173.82       262,694.08        88,009.49       281,447.67       193,409.24
         WA Coupon                6.7827           6.4669           6.1648           8.7349           7.3571           7.0959
        WA Net Rate               6.2777           5.9619           5.6598           8.2299           6.8521           6.5909
         WA Margin                6.3547           6.1198           6.2255             N/A            6.7795           6.3405
        WA Min Rate               6.7824           6.4669           6.1648             N/A            7.3571           6.7459
        WA Max Rate              13.2815           12.9650          12.6513            N/A            13.8571         13.2445
           WA Cap                 6.4988           6.4981           6.4865             N/A              6.5            6.1486
    WA Initial Rate Cap           2.9750           2.9661           4.0793             N/A            1.3941           3.0133
    WA Periodic Rate Cap          1.0040           1.0000           1.0000             N/A            1.0000           1.0037
 WA Gross Max Lifetime Rate      13.2815           12.965           12.6513            N/A            13.8571         13.2445
 WA Gross Min Lifetime Rate       6.7824           6.4669           6.1648             N/A            7.3571           6.7459
          WA FICO                  646               654              678              660              622             649
        % FICO < 550               4.66             3.70             0.00             1.27             0.00             3.87
        % FICO < 575               9.34             7.69             4.75             2.27             19.70            7.92
        % FICO < 600              18.60             16.68            5.03             8.86             45.20           16.44
      WA Original LTV             80.35             79.81            79.95            90.28            81.91           82.07
         % LTV > 80               20.70             26.80            22.77            68.01            64.96           29.41
         % LTV > 85               14.85             17.36            12.39            64.81            64.96           23.77
          WA CLTV                 92.17             88.11            87.73            92.90            81.91           91.98
        % CLTV > 85               74.95             62.47            52.23            78.63            64.96           74.39
  WA Stated Remaining Term         359               359              359              251              359             340
      WA Original Term             360               360              360              252              360             341
        WA Roll Term                23               35               59               N/A               5               25
        WA Seasoning                1                 1                1                1                1               1
            % IO                  26.67             39.89            57.12            0.00             0.00            23.38
         % 2 Yr IO                 0.00             0.00             0.00             0.00             0.00             0.00
         % 3 Yr IO                 0.00             0.00             0.00             0.00             0.00             0.00
         % 5 Yr IO                25.07             31.09            51.19            0.00             0.00            21.67
          % First                 100.00           100.00           100.00            41.28           100.00           89.67
          % Second                 0.00             0.00             0.00             58.72            0.00            10.33
      % Silent Second              N/A               N/A              N/A              N/A              N/A             N/A
   % Simultaneous Second          60.75             45.11            39.84            13.82            0.00            51.10
   % Morgtgage Insurance           N/A               N/A              N/A              N/A              N/A             N/A
         % DTI > 40               60.89             63.36            54.89            60.94            60.10           60.79
         % DTI > 45               31.47             34.10            28.36            33.40            22.63           31.79
         % DTI > 50                5.66             10.57            3.28             5.51             0.00             5.72
           Fixed                   0.00             0.00             0.00            100.00            0.00            17.59
          Balloons                30.75             14.08            13.92            65.65            0.00            35.66
           2/28%                  100.00            0.00             0.00             0.00             0.00            75.30
           3/27%                   0.00            100.00            0.00             0.00             0.00             3.64
     Other Hybrid Arms             0.00             0.00            100.00            0.00            100.00            3.47
       1-month LIBOR               0.00             0.00             0.00             0.00             0.00             0.00
       6-month LIBOR              100.00           100.00           100.00            0.00            100.00           82.41
        GSE Eligible              62.17             62.24            53.75            90.78           100.00           67.03
         % Full Doc               32.26             38.85            35.25            31.51            17.77           32.43
        % Stated Doc              49.94             47.10            41.92            52.86            17.27           50.01
       % Limited Doc              17.80             14.04            22.82            15.63            64.96           17.56
      % Single Family             69.52             72.54            61.15            71.74            77.37           69.77
           % PUD                  13.95             16.29            19.51            12.97            0.00            14.01
            % MH                   0.00             0.00             0.00             0.00             0.00             0.00
          % Condo                  9.30             5.09             11.02            7.63             0.00             8.88
        % Owner Occ               94.09             94.86            95.72            96.44           100.00           94.60
         % Investor                2.92             1.38             0.75             1.47             0.00             2.54
       % Second Home               2.99             3.76             3.54             2.09             0.00             2.87
         % Purchase               58.64             43.76            47.88            62.46            47.63           58.40
      % Cash-Out Refi             39.08             54.29            48.57            34.97            52.37           39.25
      % Rate-Term Refi             2.27             1.96             3.55             2.57             0.00             2.35
            % CA                  48.38             26.92            50.43            44.07            60.10           46.93
            % NY                   4.65             12.00            8.47             6.49             0.00             5.35
            % TX                   2.74             3.79             8.21             4.20             7.73             3.22
            % FL                   6.44             4.11             4.04             6.47             0.00             6.27
            % NV                   2.35             2.64             0.00             1.32             0.00             2.10
            % MI                   0.30             0.51             0.39             0.23             0.00             0.30
      Prepay Penalties            66.49             53.48            71.80            61.70            45.20           65.30
---------------------------  ----------------  ---------------  ---------------  ---------------  --------------  ----------------

                                                               # Months                                          Mortgage
                                 #             $          %    to Reset  DTI %    IO%    MI%  Full Doc% Stated    Rates %   FICO
-----------------------
LTV Distribution
-----------------------
< 25.00                            6       462,173.71    0.07      28    40.89    0.00   N/A      7.01   82.18   8.0199      586
25.01 - 30.00                      2       295,733.60    0.04      36    40.45    0.00   N/A      0.00  100.00   6.5290      635
30.01 - 35.00                      5       436,792.48    0.06      27    28.77    0.00   N/A     66.89   22.83   7.2373      669
35.01 - 40.00                      8     1,235,887.61    0.17      23    37.78    0.00   N/A      9.19   81.51   7.2636      608
40.01 - 45.00                      8     1,301,299.61    0.18      23    37.70    0.00   N/A     38.72   27.88   6.6349      600
45.01 - 50.00                     11     2,684,991.68    0.38      21    37.46    0.00   N/A     54.16   10.47   6.8719      593
50.01 - 55.00                     22     4,360,812.85    0.62      24    38.49   14.19   N/A     41.66   55.50   6.8117      609
55.01 - 60.00                     41     8,752,528.93    1.24      24    39.42   10.66   N/A     16.89   62.16   6.7906      601
60.01 - 65.00                     41    10,702,513.62    1.51      27    38.16   13.94   N/A     21.90   51.59   6.6820      631
65.01 - 70.00                     77    20,516,370.39    2.90      25    42.91   12.57   N/A     25.21   58.21   7.0057      607
70.01 - 75.00                    120    34,470,583.51    4.87      25    39.95   12.77   N/A     26.94   59.22   6.9618      619
75.01 - 80.00                  1,629   413,906,410.62   58.54      25    41.21   30.54   N/A     30.17   53.19   6.6134      659
80.01 - 85.00                    159    39,901,670.32    5.64      26    40.41   21.21   N/A     47.02   36.82   6.9246      622
85.01 - 90.00                    245    59,697,217.74    8.44      25    40.02   22.29   N/A     42.34   35.26   7.0470      642
90.01 - 95.00                    207    39,452,729.03    5.58      23    41.83   18.07   N/A     51.44   21.58   7.7843      634
95.01 - 100.00                 1,075    68,926,452.12    9.75      23    41.50    0.00   N/A     25.59   59.55   9.9657      666
> 100.01                           0             0.00    0.00       0     0.00    0.00  0.00      0.00    0.00   0.0000        0
-----------------------

-----------------------
FICO
-----------------------
< 500                              2       161,678.62    0.02      23    39.80    0.00   N/A    100.00    0.00   8.8483      500
501 - 520                         65    13,870,080.30    1.96      23    39.47    0.00   N/A     52.00   25.99   8.3108      510
521 - 540                         48     9,647,525.35    1.36      23    41.17    4.04   N/A     55.91   14.22   7.9200      530
541 - 560                         70    13,058,241.82    1.85      24    41.82    0.00   N/A     49.65   26.82   7.8029      552
561 - 580                        133    29,872,450.90    4.22      24    42.16    3.17   N/A     44.71   35.34   7.4506      572
581 - 600                        337    54,159,942.34    7.66      23    40.31   11.69   N/A     57.79   24.42   7.1021      591
601 - 620                        545    93,851,088.82   13.27      24    41.57   14.19   N/A     37.81   45.37   7.2782      610
621 - 640                        510    97,478,086.93   13.79      24    40.87   18.69   N/A     33.84   47.86   7.0847      631
641 - 660                        538   106,519,525.83   15.06      25    41.79   25.80   N/A     32.99   50.75   7.0426      650
661 - 680                        478   101,194,718.18   14.31      25    40.01   36.36   N/A     24.92   57.39   6.9321      670
681 - 700                        323    64,316,441.32    9.10      25    40.76   30.93   N/A     16.16   65.41   6.9410      690
701 - 720                        214    42,902,754.88    6.07      26    41.56   35.28   N/A     20.73   62.81   6.8127      709
721 - 740                        175    35,012,624.74    4.95      26    40.92   41.15   N/A     17.46   67.52   6.8163      731
741 - 760                        123    24,017,719.12    3.40      26    39.92   24.54   N/A     21.17   68.77   6.9772      749
761 - 780                         53    12,715,896.31    1.80      26    42.12   27.37   N/A     12.64   67.23   6.9532      769
781 - 800                         33     6,767,780.52    0.96      30    39.76   34.85   N/A     57.14   20.33   6.8098      788
> 800                              9     1,557,611.84    0.22      23    41.33   44.58   N/A     40.75   59.25   6.7805      809
-----------------------

-----------------------
Loan Balance
-----------------------
< 50,000                         524    17,588,465.60    2.49      24    39.70    0.00   N/A     43.05   46.14   9.9751      653
50,000.01 - 60,000.00            169     9,402,317.67    1.33      23    40.80    0.00   N/A     31.80   56.29   9.5842      655
60,000.01 - 70,000.00            149     9,696,139.26    1.37      30    41.17    1.99   N/A     32.16   58.47   9.5337      655
70,000.01 - 80,000.00            166    12,537,112.12    1.77      24    41.38    0.61   N/A     33.14   53.59   9.2376      652
80,000.01 - 90,000.00            125    10,657,478.04    1.51      27    41.41    1.63   N/A     46.40   41.53   9.0931      645
90,000.01 - 100,000.00           148    14,182,991.42    2.01      25    39.72    4.10   N/A     43.26   44.48   8.4455      643
100,000.01 - 150,000.00          528    65,446,222.62    9.26      24    40.18    7.90   N/A     43.41   42.47   7.7836      641
150,000.01 - 200,000.00          421    74,623,386.25   10.55      25    39.90   16.74   N/A     41.18   42.83   7.0667      639
200,000.01 - 250,000.00          338    76,409,601.03   10.81      24    40.88   24.26   N/A     37.36   47.11   6.8311      640
250,000.01 - 300,000.00          294    80,659,197.58   11.41      25    41.63   24.96   N/A     27.62   53.43   6.7047      646
300,000.01 - 350,000.00          246    80,019,400.58   11.32      24    41.68   23.35   N/A     29.28   53.87   6.7407      647
350,000.01 - 400,000.00          174    65,431,944.86    9.25      25    41.53   34.87   N/A     28.82   57.27   6.5819      654
400,000.01 - 450,000.00          133    56,608,323.55    8.01      25    41.53   35.32   N/A     24.85   56.53   6.6621      649
450,000.01 - 500,000.00           94    44,716,785.23    6.32      25    41.31   40.21   N/A     23.41   55.13   6.5793      666
500,000.01 - 550,000.00           49    25,633,611.16    3.63      24    40.95   26.02   N/A     30.42   44.94   6.5707      662
550,000.01 - 600,000.00           44    25,528,426.63    3.61      25    40.51   40.82   N/A     15.93   51.89   6.5544      660
600,000.01 - 650,000.00           23    14,422,290.04    2.04      23    43.16   34.30   N/A     30.26   56.73   6.7970      680
650,000.01 - 700,000.00           11     7,403,096.65    1.05      24    41.37   36.20   N/A     54.67   27.45   6.4256      655
700,000.01 - 750,000.00           11     7,949,162.27    1.12      24    41.05   26.98   N/A      8.83   54.64   6.3546      642
750,000.01 - 800,000.00            2     1,578,240.43    0.22      23    35.41   49.33   N/A      0.00   50.67   7.3027      675
> 800,000.01                       7     6,609,974.83    0.93      29    38.08   13.06   N/A     40.10   13.76   6.4717      692
-----------------------

-----------------------
        DTI
-----------------------
< 20.00                           83    14,973,678.47    2.12      23    15.06   24.34   N/A     24.04   24.36   7.0587      643
20.01 - 25.00                    140    20,911,707.36    2.96      24    23.14   14.83   N/A     32.30   39.05   7.2060      636
25.01 - 30.00                    222    42,267,283.20    5.98      26    28.14   34.07   N/A     35.72   39.77   6.8770      650
30.01 - 35.00                    427    77,483,631.88   10.96      26    33.34   26.93   N/A     30.10   52.47   7.1030      651
35.01 - 40.00                    630   121,600,353.92   17.20      24    38.13   27.66   N/A     30.35   53.29   7.0761      654
40.01 - 45.00                  1,005   205,105,876.86   29.01      25    43.14   27.85   N/A     29.83   55.73   7.0889      652
45.01 - 50.00                    953   184,311,209.44   26.07      25    48.04   15.83   N/A     32.62   52.89   7.1644      647
50.01 - 55.00                    168    34,712,542.28    4.91      25    52.78    8.19   N/A     55.94   20.20   7.0393      637
> 55.00                           28     5,737,884.41    0.81      23    57.41    9.73   N/A     51.06   13.26   7.1245      638
-----------------------

-----------------------
         IO %
-----------------------
2 year                             0             0.00    0.00       0     0.00    0.00  0.00      0.00    0.00   0.0000        0
3 year                             0             0.00    0.00       0     0.00    0.00  0.00      0.00    0.00   0.0000        0
5 year                           489   153,204,181.48   21.67      26    39.69  100.00   N/A     38.05   36.61   6.3055      673
10 year                           40    12,134,737.70    1.72      29    38.61  100.00   N/A     54.21   39.38   6.4321      664
Non-IO                         3,127   541,765,248.64   76.62      24    41.42    0.00   N/A     30.36   54.04   7.3343      642
-----------------------

-----------------------
 Initial Fixed Period
-----------------------
1 month                            0             0.00    0.00       0     0.00    0.00  0.00      0.00    0.00   0.0000        0
3 month                            0             0.00    0.00       0     0.00    0.00  0.00      0.00    0.00   0.0000        0
4 month                            0             0.00    0.00       0     0.00    0.00  0.00      0.00    0.00   0.0000        0
6 month                            6     1,688,686.01    0.24       5    39.29    0.00   N/A     17.77   17.27   7.3571      622
12 month                           0             0.00    0.00       0     0.00    0.00  0.00      0.00    0.00   0.0000        0
24 month                       2,051   532,446,483.89   75.30      23    40.99   26.67   N/A     32.26   49.94   6.7827      646
36 month                          99    25,757,208.20    3.64      35    41.18   39.89   N/A     38.85   47.10   6.4669      654
60 month                          87    22,854,384.87    3.23      59    40.42   57.12   N/A     35.25   41.92   6.1648      678
-----------------------

-----------------------
     Purpose
-----------------------
Purchase                       2,362   412,944,077.60   58.40      24    41.11   23.93   N/A     26.39   57.22   7.2185      665
Cash Out Refinance             1,211   277,551,601.51   39.25      25    40.87   21.98   N/A     41.17   39.67   6.9247      627
Rate Term Refinance               83    16,608,488.71    2.35      25    40.33   33.07   N/A     36.53   43.65   6.9105      633
-----------------------

-----------------------
    Occupancy
-----------------------
Investor                          90    17,931,262.06    2.54      23    41.03    0.95   N/A     37.98   41.33   7.5355      668
Owner Occupied                 3,444   668,893,038.00   94.60      25    41.02   24.21   N/A     32.44   49.88   7.0804      648
Second Home                      122    20,279,867.76    2.87      25    40.09   16.06   N/A     27.39   62.13   7.2183      693
-----------------------

-----------------------
  Property Type
-----------------------
2-4 Family                       175    45,913,332.59    6.49      25    41.97    5.78   N/A     22.89   63.79   7.0898      674
Co-op                              0             0.00    0.00       0     0.00    0.00     0      0.00    0.00   0.0000        0
Condominium                      385    62,818,867.25    8.88      25    41.91   28.97   N/A     32.67   47.06   7.0594      661
PUD                              504    99,039,510.37   14.01      25    41.17   27.37   N/A     32.61   47.67   7.1460      649
Single Family                  2,564   493,350,213.27   69.77      24    40.77   23.71   N/A     33.04   49.71   7.0898      646
Townhouse                         22     4,781,444.34    0.68      23    40.09    8.34   N/A     62.92   23.84   7.1741      622
-----------------------

-----------------------
 Documentation Type
-----------------------
Full                           1,347   229,331,407.33   32.43      25    41.62   28.29   N/A    100.00    0.00   6.9301      632
Limited                          539   124,130,427.08   17.55      25    39.07   31.89   N/A      0.00    0.00   6.7868      645
No Documentation                   0             0.00    0.00       0     0.00    0.00     0      0.00    0.00   0.0000        0
No Ratio                           0             0.00    0.00       0     0.00    0.00     0      0.00    0.00   0.0000        0
Reduced                            0             0.00    0.00       0     0.00    0.00     0      0.00    0.00   0.0000        0
Stated Income                      0             0.00    0.00       0     0.00    0.00     0      0.00    0.00   0.0000        0
Stated                         1,770   353,642,333.41   50.01      24    41.27   17.21   N/A      0.00  100.00   7.3120      662
Unknown                            0             0.00    0.00       0     0.00    0.00     0      0.00    0.00   0.0000        0
-----------------------

-----------------------
  Deliquency Status
-----------------------
Current                        3,656   707,104,167.82  100.00      25    41.00   23.38   N/A     32.43   50.01   7.0959      649
1 month dq                         0             0.00    0.00       0     0.00    0.00     0      0.00    0.00   0.0000        0
-----------------------

                            OLTV                                                        1st         Silent        Simult
                              %       CLTV%        Purchase    Investor       CA        Lien          2nd          2nd
-----------------------
LTV Distribution
-----------------------
< 25.00                     20.83      20.83          0.00       21.61       92.99       0.00          N/A          0.00
25.01 - 30.00               26.71      26.71          0.00        0.00      100.00       0.00          N/A          0.00
30.01 - 35.00               33.42      33.42         22.83        0.00       32.45       0.00          N/A          0.00
35.01 - 40.00               36.92      36.92          9.30        0.00       79.24       0.00          N/A          0.00
40.01 - 45.00               42.43      42.43         24.95       33.43       67.60       0.00          N/A          0.00
45.01 - 50.00               47.37      47.37          0.00        0.00       47.32       0.00          N/A          0.00
50.01 - 55.00               52.94      52.94          0.00        8.14       50.21       0.00          N/A          0.00
55.01 - 60.00               58.28      58.28          5.02        3.08       61.65       0.00          N/A          0.00
60.01 - 65.00               63.39      63.39          3.74        4.73       62.94       0.00          N/A          0.00
65.01 - 70.00               68.95      70.61         17.81        5.64       53.99       0.00          N/A          9.55
70.01 - 75.00               74.01      78.79         20.28        4.72       56.30       0.00          N/A         22.10
75.01 - 80.00               79.88      96.28         72.52        1.11       46.17       0.03          N/A         84.55
80.01 - 85.00               84.19      84.71         12.36        3.26       50.64       0.54          N/A          3.13
85.01 - 90.00               89.55      89.60         36.13       10.85       43.95       1.44          N/A          0.97
90.01 - 95.00               94.48      94.48         39.50        2.74       34.07      11.48          N/A          0.00
95.01 - 100.00              99.95      99.95         85.14        0.06       46.53      97.63          N/A          0.00
> 100.01                     0.00       0.00          0.00        0.00        0.00       0.00         0.00          0.00
-----------------------

-----------------------
FICO
-----------------------
< 500                       80.00      80.00         55.03        0.00        0.00       0.00          N/A          0.00
501 - 520                   74.55      74.62          5.11        2.93       44.64       0.00          N/A          1.40
521 - 540                   75.19      75.19         11.41        2.26       32.55       0.00          N/A          0.00
541 - 560                   79.31      79.34         14.75        1.39       30.22       0.00          N/A          0.62
561 - 580                   79.08      80.30         26.13        0.87       46.02       0.68          N/A          6.39
581 - 600                   80.67      88.30         43.99        1.23       41.00       7.42          N/A         39.20
601 - 620                   82.33      91.90         55.21        1.90       36.29      10.18          N/A         49.25
621 - 640                   81.72      91.38         52.72        2.50       40.45      10.07          N/A         51.37
641 - 660                   83.08      95.16         64.07        3.66       54.10      12.67          N/A         61.01
661 - 680                   83.33      94.19         61.04        1.47       54.11      11.21          N/A         56.00
681 - 700                   82.80      94.86         71.20        2.30       43.97      12.95          N/A         61.51
701 - 720                   83.32      95.86         76.32        3.45       55.78      13.42          N/A         64.78
721 - 740                   82.62      96.16         79.86        4.33       52.82      13.36          N/A         69.05
741 - 760                   83.00      95.28         86.01        4.86       52.22      12.71          N/A         65.37
761 - 780                   81.61      92.65         75.65        3.71       68.58      13.17          N/A         57.09
781 - 800                   84.07      96.78         89.85        6.98       52.60      12.83          N/A         63.53
> 800                       78.76      94.09         90.90        0.00       80.55      14.29          N/A         76.61
-----------------------

-----------------------
Loan Balance
-----------------------
< 50,000                    97.05      97.69         81.87        1.71       13.78      92.41          N/A          2.75
50,000.01 - 60,000.00       95.13      97.74         79.46        5.43       29.56      76.77          N/A         12.61
60,000.01 - 70,000.00       95.41      97.39         77.17        2.05       24.28      78.03          N/A          9.96
70,000.01 - 80,000.00       94.35      98.20         80.23        0.59       37.76      72.19          N/A         19.44
80,000.01 - 90,000.00       92.85      96.37         72.02        2.44       32.92      62.33          N/A         18.39
90,000.01 - 100,000.00      86.82      93.80         67.36        4.09       25.72      41.09          N/A         35.13
100,000.01 - 150,000.00     84.35      92.82         64.81        2.64       24.51      24.17          N/A         43.08
150,000.01 - 200,000.00     80.04      89.64         52.17        3.12       26.78       5.67          N/A         49.42
200,000.01 - 250,000.00     79.77      90.30         51.69        3.30       35.32       0.55          N/A         54.34
250,000.01 - 300,000.00     79.71      91.56         53.93        2.33       45.40       0.00          N/A         60.17
300,000.01 - 350,000.00     79.46      91.71         55.15        1.19       48.06       0.00          N/A         63.21
350,000.01 - 400,000.00     80.26      91.95         63.63        1.70       59.82       0.00          N/A         61.99
400,000.01 - 450,000.00     81.53      91.62         54.00        1.57       66.79       0.00          N/A         51.80
450,000.01 - 500,000.00     81.56      91.98         58.76        3.15       72.36       0.00          N/A         53.21
500,000.01 - 550,000.00     82.21      93.05         65.47        4.13       69.26       0.00          N/A         55.26
550,000.01 - 600,000.00     80.29      90.91         45.25        2.35       79.29       0.00          N/A         54.41
600,000.01 - 650,000.00     80.27      92.58         69.62        4.51       65.17       0.00          N/A         65.65
650,000.01 - 700,000.00     82.21      98.00         63.79        0.00       63.54       0.00          N/A         81.58
700,000.01 - 750,000.00     81.55      87.90         36.32        0.00       81.96       0.00          N/A         36.14
750,000.01 - 800,000.00     84.93      95.07         50.67        0.00      100.00       0.00          N/A         50.67
> 800,000.01                76.19      83.15         38.88       13.28       73.18       0.00          N/A         41.10
-----------------------

-----------------------
        DTI
-----------------------
< 20.00                     81.17      89.54         50.75        4.33       43.15       6.95          N/A         43.39
20.01 - 25.00               81.48      88.73         53.74        2.31       28.35       8.57          N/A         36.47
25.01 - 30.00               80.85      89.43         54.24        3.09       44.74       7.60          N/A         45.17
30.01 - 35.00               81.32      90.32         56.27        2.94       44.25       9.70          N/A         46.24
35.01 - 40.00               82.40      92.83         58.17        2.28       49.90      11.16          N/A         53.83
40.01 - 45.00               82.12      92.81         63.46        2.50       50.64      11.27          N/A         55.03
45.01 - 50.00               82.36      92.77         58.86        1.39       47.51      10.88          N/A         53.55
50.01 - 55.00               82.69      90.15         43.44        3.16       35.93       6.36          N/A         39.87
> 55.00                     83.48      89.24         54.55       28.89       29.68       8.94          N/A         25.35
-----------------------

-----------------------
         IO %
-----------------------
2 year                       0.00       0.00          0.00        0.00        0.00       0.00         0.00          0.00
3 year                       0.00       0.00          0.00        0.00        0.00       0.00         0.00          0.00
5 year                      80.74      94.61         61.50        0.11       63.67       0.00          N/A         70.81
10 year                     81.40      92.39         37.98        0.00       57.29       0.00          N/A         56.20
Non-IO                      82.46      91.23         57.98        3.28       41.97      13.48          N/A         45.42
-----------------------

-----------------------
 Initial Fixed Period
-----------------------
1 month                      0.00       0.00          0.00        0.00        0.00       0.00         0.00          0.00
3 month                      0.00       0.00          0.00        0.00        0.00       0.00         0.00          0.00
4 month                      0.00       0.00          0.00        0.00        0.00       0.00         0.00          0.00
6 month                     81.91      81.91         47.63        0.00       60.10       0.00          N/A          0.00
12 month                     0.00       0.00          0.00        0.00        0.00       0.00         0.00          0.00
24 month                    80.35      92.17         58.64        2.92       48.38       0.00          N/A         60.75
36 month                    79.81      88.11         43.76        1.38       26.92       0.00          N/A         45.11
60 month                    79.95      87.73         47.88        0.75       50.43       0.00          N/A         39.84
-----------------------

-----------------------
     Purpose
-----------------------
Purchase                    83.65      97.38        100.00        2.72       46.73      14.90          N/A         70.11
Cash Out Refinance          79.68      84.25          0.00        2.21       47.51       3.81          N/A         24.48
Rate Term Refinance         82.58      86.83          0.00        3.38       42.52       5.49          N/A         23.49
-----------------------

-----------------------
    Occupancy
-----------------------
Investor                    80.85      81.15         62.74      100.00       55.54       1.05          N/A          1.74
Owner Occupied              82.02      92.16         57.29        0.00       47.57      10.54          N/A         52.31
Second Home                 84.79      95.44         91.24        0.00       18.34      11.62          N/A         55.00
-----------------------

-----------------------
  Property Type
-----------------------
2-4 Family                  81.28      89.02         57.47        7.37       38.17       8.60          N/A         41.63
Co-op                        0.00       0.00          0.00        0.00        0.00       0.00         0.00          0.00
Condominium                 83.16      94.95         67.53        2.01       56.48      12.48          N/A         59.51
PUD                         82.07      93.39         62.77        1.39       27.93      11.09          N/A         57.86
Single Family               81.99      91.61         56.73        2.41       50.85      10.12          N/A         49.58
Townhouse                   83.60      90.82         27.23        0.00        7.11       4.87          N/A         41.64
-----------------------

-----------------------
 Documentation Type
-----------------------
Full                        82.74      91.58         47.53        2.97       35.49       7.77          N/A         45.48
Limited                     82.31      92.10         54.52        2.99       58.59       8.60          N/A         49.60
No Documentation             0.00       0.00          0.00        0.00        0.00       0.00         0.00          0.00
No Ratio                     0.00       0.00          0.00        0.00        0.00       0.00         0.00          0.00
Reduced                      0.00       0.00          0.00        0.00        0.00       0.00         0.00          0.00
Stated Income                0.00       0.00          0.00        0.00        0.00       0.00         0.00          0.00
Stated                      81.54      92.20         66.81        2.10       50.26      12.60          N/A         55.28
Unknown                      0.00       0.00          0.00        0.00        0.00       0.00         0.00          0.00
-----------------------

-----------------------
  Deliquency Status
-----------------------
Current                     82.07      91.98         58.40        2.54       46.93      10.33          N/A         51.10
1 month dq                   0.00       0.00          0.00        0.00        0.00       0.00         0.00          0.00
-----------------------

Breakdown of Geographic Distribution for Loans less than 100,000 and greater than 500,000
Stratified by LTV, CLTV, FICO and DTI
Breakdown of Geographic Distribution for Investment loans
Arizona breakdown Stratified by LTV, CLTV, FICO and DTI
% of 2/28's IO's with

CDR at First Dollar of Principal Writedown

------------------------------------------------------
Assumptions
------------------------------------------------------
1) Collateral at Pricing Speed
2) Prepayments include Default - adjust for loan age
3) Run to Maturity
4) Fail Triggers - ASAP
5) 12 Month to Recovery
6) 0% Servicer Advance - P & I
------------------------------------------------------

                                                        Forward LIBOR
                       ---------------------------------------------------------------------------
                                      55% Severity                          100% Severity
                       ---------------------------------------------------------------------------
                       Break CDR    Collat Cum Loss    WAL    Break CDR    Collat Cum Loss    WAL
--------------------------------------------------------------------------------------------------
 0.5x Pricing Speed
--------------------------------------------------------------------------------------------------
  1x Pricing Speed
--------------------------------------------------------------------------------------------------
1.50x Pricing Speed
--------------------------------------------------------------------------------------------------

                                                     Forward LIBOR + 100
                       ----------------------------------------------------------------------------
                                     55% Severity                           100% Severity
                       ----------------------------------------------------------------------------
                       Break CDR    Collat Cum Loss    WAL    Break CDR    Collat Cum Loss    WAL
---------------------------------------------------------------------------------------------------
 0.5x Pricing Speed
---------------------------------------------------------------------------------------------------
  1x Pricing Speed
---------------------------------------------------------------------------------------------------
1.50x Pricing Speed
---------------------------------------------------------------------------------------------------

                                                     Forward LIBOR + 200
                       ----------------------------------------------------------------------------
                                     55% Severity                           100% Severity
                       ----------------------------------------------------------------------------
                       Break CDR    Collat Cum Loss    WAL    Break CDR    Collat Cum Loss    WAL
---------------------------------------------------------------------------------------------------
 0.5x Pricing Speed
---------------------------------------------------------------------------------------------------
  1x Pricing Speed
---------------------------------------------------------------------------------------------------
1.50x Pricing Speed
---------------------------------------------------------------------------------------------------

                                                     Forward LIBOR - 100
                       ----------------------------------------------------------------------------
                                     55% Severity                           100% Severity
                       ----------------------------------------------------------------------------
                       Break CDR    Collat Cum Loss    WAL    Break CDR    Collat Cum Loss    WAL
---------------------------------------------------------------------------------------------------
 0.5x Pricing Speed
---------------------------------------------------------------------------------------------------
  1x Pricing Speed
---------------------------------------------------------------------------------------------------
1.50x Pricing Speed
---------------------------------------------------------------------------------------------------

                                                     Forward LIBOR - 200
                       ----------------------------------------------------------------------------
                                     55% Severity                           100% Severity
                       ----------------------------------------------------------------------------
                       Break CDR    Collat Cum Loss    WAL    Break CDR    Collat Cum Loss    WAL
---------------------------------------------------------------------------------------------------
 0.5x Pricing Speed
---------------------------------------------------------------------------------------------------
  1x Pricing Speed
---------------------------------------------------------------------------------------------------
1.50x Pricing Speed
---------------------------------------------------------------------------------------------------

----------------------------------------------------
Assumptions
----------------------------------------------------
Same as above except 100% Servicer Advance - P & I
----------------------------------------------------

                                                        Forward LIBOR
                       ---------------------------------------------------------------------------
                                      55% Severity                          100% Severity
                       ---------------------------------------------------------------------------
                       Break CDR    Collat Cum Loss    WAL    Break CDR    Collat Cum Loss    WAL
--------------------------------------------------------------------------------------------------
 0.5x Pricing Speed
--------------------------------------------------------------------------------------------------
  1x Pricing Speed
--------------------------------------------------------------------------------------------------
1.50x Pricing Speed
--------------------------------------------------------------------------------------------------

                                                     Forward LIBOR + 100
                       ----------------------------------------------------------------------------
                                     55% Severity                           100% Severity
                       ----------------------------------------------------------------------------
                       Break CDR    Collat Cum Loss    WAL    Break CDR    Collat Cum Loss    WAL
---------------------------------------------------------------------------------------------------
 0.5x Pricing Speed
---------------------------------------------------------------------------------------------------
  1x Pricing Speed
---------------------------------------------------------------------------------------------------
1.50x Pricing Speed
---------------------------------------------------------------------------------------------------

                                                     Forward LIBOR + 200
                       ----------------------------------------------------------------------------
                                     55% Severity                           100% Severity
                       ----------------------------------------------------------------------------
                       Break CDR    Collat Cum Loss    WAL    Break CDR    Collat Cum Loss    WAL
---------------------------------------------------------------------------------------------------
 0.5x Pricing Speed
---------------------------------------------------------------------------------------------------
  1x Pricing Speed
---------------------------------------------------------------------------------------------------
1.50x Pricing Speed
---------------------------------------------------------------------------------------------------

                                                     Forward LIBOR - 100
                       ----------------------------------------------------------------------------
                                     55% Severity                           100% Severity
                       ----------------------------------------------------------------------------
                       Break CDR    Collat Cum Loss    WAL    Break CDR    Collat Cum Loss    WAL
---------------------------------------------------------------------------------------------------
 0.5x Pricing Speed
---------------------------------------------------------------------------------------------------
  1x Pricing Speed
---------------------------------------------------------------------------------------------------
1.50x Pricing Speed
---------------------------------------------------------------------------------------------------

                                                     Forward LIBOR - 200
                       ----------------------------------------------------------------------------
                                     55% Severity                           100% Severity
                       ----------------------------------------------------------------------------
                       Break CDR    Collat Cum Loss    WAL    Break CDR    Collat Cum Loss    WAL
---------------------------------------------------------------------------------------------------
 0.5x Pricing Speed
---------------------------------------------------------------------------------------------------
  1x Pricing Speed
---------------------------------------------------------------------------------------------------
1.50x Pricing Speed
---------------------------------------------------------------------------------------------------